UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 14, 2003

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270, Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Exhibit Index on Page 3

Item 5.  Other Events.

                This Current Report on Form 8-K is being filed for the purpose of disclosing one press release filed as Exhibit 99.1 hereto and which is herein incorporated by reference in its entirety.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 14, 2003

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: April 15, 2003	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President-Finance and Treasurer